                                                                    EXHIBIT 32.1

                                  CERTIFICATION
                                       OF
                             CHIEF EXECUTIVE OFFICER
                                       AND
                             CHIEF FINANCIAL OFFICER
                           PURSUANT TO 18 U.S.C. 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     I, Jeffery E. Jones, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual
Report on Form 10-K of School4Chauffeurs, Inc. for the period ended December
31, 2009 fully complies with the requirements of Section 13(a) or 15(d) of the
Securities Exchange Act of 1934 and that information contained in such Annual
Report on Form 10-K fairly presents, in all material respects, the financial condition and results of operations of School4Chauffeurs, Inc.

April 7, 2010

                                     By: /s/ JEFFERY E. JONES
                                         __________________________________
                                             Jeffery E. Jones
                                             President, Chief Executive Officer
                                             and Sole Director

     I, Jeffery E. Jones, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual
Report on Form 10-K of School4Chauffeurs, Inc. for the period ended December
31, 2009 fully complies with the requirements of Section 13(a) or 15(d) of the
Securities Exchange Act of 1934 and that information contained in such Annual
Report on Form 10-K fairly presents, in all material respects, the financial condition and results of operations of School4Chauffeurs, Inc.

April 7, 2010

                                     By: /s/ JEFFERY E. JONES
                                         __________________________________
                                             Jeffery E. Jones
                                             Chief Financial Officer, Treasurer
                                             and Secretary

A signed original of this written statement required by Section 906 has been provided to School4Chauffeurs, Inc. and will be retained by School4Chauffeurs, Inc.
and furnished to the Securities and Exchange Commission or its staff upon request.